CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Windswept Environmental Group, Inc. (the "Company") on Form 10-Q for the period ended April 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I , Charles L. Kelly, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                      /s/ Charles L. Kelly, Jr.
                                                    ----------------------------
                                                    Charles L. Kelly, Jr.
                                                    Chief Financial Officer

                                                    Dated: May 15, 2003